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                                                                    Exhibit 99.2


  CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

     (1) this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of BUCA, Inc.


                                       /s/ Greg A. Gadel
                                       -----------------------------------------
                                       Greg A. Gadel
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer